UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MACQUARIE INFRASTRUCTURE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following communication was sent to Macquarie Infrastructure Corporation employees on June 7, 2021:

Colleagues,

This morning, Macquarie Infrastructure Corporation (“MIC”) announced the signing of a definitive agreement to sell its Atlantic Aviation business to KKR for approximately $4.475 billion in cash and assumed debt and reorganization obligations. You can view the press release on MIC’s website.

The sale of Atlantic Aviation is expected to close in 4Q21, subject to customary regulatory approvals and approval from MIC shareholders.

The investment from KKR positions Atlantic Aviation for continued growth as a standalone company led by the existing management team.

MIC will receive approximately $3.5 billion at closing and is expected to distribute approximately $37.35 per unit to investors.

We are pleased with the value that KKR has seen in the people and Atlantic Aviation business and are confident that the sale will have long-term benefits for both the company and for our Atlantic Aviation colleagues. In addition to the timely closing of a sale of Atlantic Aviation, our focus remains on successfully concluding the sale process for our MIC Hawaii business.

I want to extend my personal thanks to each of the teams involved in reaching this important milestone for their commitment and resilience. and achieving a successful outcome while navigating the business through COVID-19.

I encourage you to visit MIC’s Investor Center to view more information about the announcement. As a general reminder, only authorized individuals are approved to talk externally on the transaction; should you receive any questions, please send them to mic@macquarie.com.

Regards,

Christopher Frost
Chief Executive Officer

The following communication was made available to Atlantic Aviation employees on June 7, 2021:

On June 7, 2021, Macquarie Infrastructure Corporation (MIC), the parent company of Atlantic Aviation, announced that it had entered into an agreement to sell Atlantic Aviation to Kohlberg Kravis Roberts, or “KKR”.

Hopefully, this is not a surprise to you, an Atlantic employee, as MIC announced in late 2019 that it was going to attempt to sell Atlantic.

So what does this mean for you?

Well, you can rest assured that it will be business as usual for us at Atlantic. Atlantic will still and always be Atlantic. You, the Atlantic employee, will still be our most valuable asset.

The sale of Atlantic Aviation is expected to be completed in the fourth quarter of 2021.

Thank you as always for your dedication and your continued commitment to service and safety.

Important Information For Investors And Stockholders

In connection with the proposed transaction, Macquarie Infrastructure Corporation (the “Company”) intends to file a proxy statement with the Securities and Exchange Commission (“SEC”), the definitive version of which will be mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available free of charge on the Company website at www.macquarie.com/mic or by writing to us at 125 West 55th Street, New York, New York 10019, United States of America, Attention: Investor Relations.

Certain Information Regarding Participants

The Company and its directors and executive officers may be considered participants in the solicitation of proxies in connection with the merger. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 17, 2021, and its definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. Other information regarding the participants of the Company in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the transaction when they become available.

Disclaimer on Forward Looking Statements

This communication contains forward-looking statements. The Company may, in some cases, use words such as “project,” “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “should,” “would,” “could,” “potentially” or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance and strategic and operational plans, statements regarding potential sales of the Company’s operating businesses (including the Company’s proposed reorganization) and the anticipated uses of any proceeds therefrom, statements regarding the anticipated specific and overall impacts of the COVID-19 pandemic, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements in this communication are subject to a number of risks and uncertainties, some of which are beyond the Company’s control, including, among other things: changes in general economic or business conditions; the ongoing impact of the COVID-19 pandemic; the Company’s ability to complete the sale of the Company or its operating businesses on favorable terms; the Company’s ability to service, comply with the terms of and refinance debt; its ability to retain or replace qualified employees; in the absence of a sale or sales of its businesses, its ability to complete growth projects, deploy growth capital and manage growth, make and finance future acquisitions and implement its strategy; the regulatory environment; demographic trends; the political environment; the economy, tourism, construction and transportation costs; air travel; environmental costs and risks; fuel and gas and other commodity costs; the Company’s ability to recover increases in costs from customers; cybersecurity risks; work interruptions or other labor stoppages; risks associated with acquisitions or dispositions; litigation risks; reliance on sole or limited source suppliers, risks or conflicts of interests involving the Company’s relationship with the Macquarie Group; and changes in U.S. federal tax law. These and other risks and uncertainties are described under the caption “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its other reports filed from time to time with the SEC.

The Company’s actual results, performance, prospects, or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which the Company is not currently aware could also cause its actual results to differ. In light of these risks, uncertainties, and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this communication may not occur. These forward-looking statements are made as of the date of this communication. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.